                                                                   EXHIBIT 10.51

                                                            BLAKE DAWSON WALDRON
                                                                  LAWYERS

                              MULTI-PARTY AGREEMENT

                              (PURCHASE DOCUMENTS)

                           The Hon Murray Criddle MLC

              The Western Australian Government Railways Commission

                    The Hon Richard Fairfax Court, Treasurer

          WestNet StandardGauge Pty Ltd and Westnet NarrowGauge Pty Ltd

                       Australia Western Railroad Pty Ltd

                        Australian Railroad Group Pty Ltd

                             ANZ Capel Court Limited

                     Level 19, Forrest Centre
                      221 St George's Terrace
                                PERTH WA 6000
                    Telephone: (08) 9366 8000
                          Fax: (08) 9366 8111             Ref: MBW. MJB 12745944

                          (C)Blake Dawson Waldron 2000

                                    CONTENTS

1.    INTERPRETATION                                                            1

      1.1      Definitions                                                      1
      1.2      Definitions in the Lease                                         1
      1.3      Rules for interpreting this document                             1
      1.4      Inconsistency                                                    1
      1.5      Capacity of Security Trustee                                     1

2.    CONSENT AND ACKNOWLEDGEMENT                                               1

      2.1      By the Government Parties                                        1
      2.2      By the Purchaser, the Guarantor and the Network Lessee           1
      2.3      By the Security Trustee                                          1
      2.4      By the Treasurer                                                 1

3.    DEFAULT                                                                   1

      3.1      Notifications                                                    1
      3.2      Enforcing Party's cure rights                                    1
      3.3      Exercise of Rights by the Government Parties                     1
      3.4      Cure Procedure                                                   1
      3.5      Enforcement of a Security                                        1
      3.6      Effect of Assignment                                             1

4.    MINISTER'S REPRESENTATIONS AND WARRANTIES                                 1

5.    NOTIFICATION BY SECURITY TRUSTEE                                          1

6.    NOTICES                                                                   1

      6.1      How to give a notice                                             1
      6.2      When a notice is given                                           1
      6.3      Address for notices                                              1

7.    AMENDMENT AND ASSIGNMENT                                                  1

      7.1      Amendment                                                        1
      7.2      Assignment by Security Trustee                                   1
      7.3      Assignment by Government Parties                                 1

8.    DISCHARGE/RELEASE OF SECURITY                                             1

9.    TREASURER'S GUARANTEE AND INDEMNITY                                       1

10.   GENERAL                                                                   1

      10.1     Governing law                                                    1
      10.2     Stamp Duty                                                       1
      10.3     Giving effect to this document                                   1

      10.4     No waiver                                                        1
      10.5     Operation of this document                                       1
      10.6     Counterparts                                                     1
      10.7     Attorneys                                                        1

1     NETWORK LESSEE'S SECURITY                                                 1

2     PROJECT DOCUMENTS                                                         1

                    MULTI-PARTY AGREEMENT- PURCHASE DOCUMENTS

DATE                               2000

PARTIES

         THE HON MURRAY CRIDDLE, MLC, exercising powers under sections 13, 42 and 44 of the Act ("Minister")

         THE WESTERN AUSTRALIAN GOVERNMENT RAILWAYS COMMISSION exercising powers under sections 8(7) and 44 of the Act and section 62 of the Government Railways Act 1904 (WA) ("COMMISSION")

         THE HON RICHARD FAIRFAX COURT, MLA, TREASURER, exercising power under section 20 of the Act ("TREASURER")

         WESTNET STANDARDGAUGE PTY LTD ACN 094 819 360 and WESTNET NARROWGAUGE PTY LTD ACN 094 736 900 ("NETWORK LESSEE")

         AUSTRALIA WESTERN RAILROAD PTY LTD ACN 094 792 275 ("PURCHASER")

         AUSTRALIAN RAILROAD GROUP PTY LTD ACN 080 579 308 ("GUARANTOR")

         ANZ CAPEL COURT LIMITED ACN 004 768 807 in its capacity as trustee for the Australian Railroad Group Security Trust ("SECURITY TRUSTEE")

RECITALS

A. The parties to this document (other than the Security Trustee) are parties to the Project Documents.

B. The parties to this document (other than the Government Parties) have entered into the Security in favour of the Security Trustee as security Trustee for the financiers under certain senior debt financial arrangements to be made available to the Borrower.

C. It is a condition precedent to the availability of such senior debt financial arrangements to the Borrower that the parties enter into this document.

OPERATIVE PROVISIONS

1.       INTERPRETATION

1.1      DEFINITIONS

         The following definitions apply in this document unless the context requires otherwise.

         "ANCILLARY AGREEMENTS" has the same meaning as in the Sale Agreement except that the Operating Agreements are not Ancillary Agreements for the purposes of this document and nothing in this document applies to the Operating Agreements.

         "APPLICABLE CURE PERIOD" means, in the case of a Material Event of Default, a period of 8 months and, in the case of any other Default:

         (a) 120 Business Days in the case of a Default under either of the Leases or under the Sale Agreement or

         (b) 21 days in the case of a Default under any of the Ancillary Agreements,

         (or, in either case, any longer period agreed by the Government Parties under clause 3.3(c)(i)), in each case being a period commencing on the date of notice being given to the Security Trustee under clause 3.1(a).

         "BORROWER" means ARG Financing Pty Ltd ACN 094 768 078

         "Default" means any Event of Default or Material Event of Default or any event which, with the giving of notice, passage of time or fulfilment of any other condition, may become an Event of Default or a Material Event of Default or which may entitle any of the Government Parties to terminate, rescind or treat as repudiated, or require the Purchasing Parties to dispose of or surrender, any of the Project Documents, or to take control of the Corridor Land or the Leased Railway Infrastructure or to exercise any other Rights under the Project Documents or at law or in equity as a consequence of the occurrence of that event

         "ENFORCING PARTY" means the Security Trustee or any receiver, receiver and manager, administrator, agent or attorney appointed under the Security or under the Corporations Law.

         "GOVERNMENT PARTIES" means the Minister and the Commission or either of them as the context requires.

         "LEASES" means each of the Rail Freight Corridor Land Use Agreement and Railway Infrastructure Leases dated on or about the date of this document between the Minister, the Commission, the Treasurer, one or other of the parties comprising the Network Lessee and the Purchaser and the Guarantor.

         "MATERIAL EVENT OF DEFAULT" has the same meaning as in the Leases, with the exception of the event described at sub-clause (g) of that definition.

         "PROJECT DOCUMENT" means the documents referred to in schedule 2.

         "PURCHASING PARTIES" means all or any of the Network Lessee, the Purchaser, the Guarantor and the Borrower as the context requires.

         "RIGHT" means any right, entitlement, discretion, power or remedy, whether express or implied.

         "SALE AGREEMENT" has the same meaning as in the Leases.

         "SECURITY" means the document(s) referred to in schedule 1.

         "SECURITY TRUST DEED" means the Security Sharing Deed dated on or about the date of this document between the Borrower, Australia and New Zealand Banking Group Ltd and the Security Trustee.

1.2      DEFINITIONS IN THE LEASES

         Subject to clause 1.1, terms that are defined in the Leases have the same meanings in this document

1.3      RULES FOR INTERPRETING THIS DOCUMENT

         (a) Clause 1.3 of the Leases applies as if incorporated in this document as if references to "THIS AGREEMENT" were to "THIS DOCUMENT".

         (b) A reference in this document to remedy of a Default includes, where the Default is not capable of remedy within the time allowed under this document or the Project Documents, the making of other arrangements reasonably satisfactory to the Government Parties including the payment of reasonable compensation where compensation is an adequate remedy for the Government Parties.

         (c) A reference to include, includes or including does not limit what else might be included.

1.4      INCONSISTENCY

         If there is any inconsistency between this document and the Project Documents, this document will prevail.

1.5      CAPACITY OF SECURITY TRUSTEE

         The Security Trustee enters into this document in its capacity as trustee under the Security Trust Deed and, notwithstanding anything in this document, each party to this document (other than the Security Trustee) acknowledges that any rights which it may have against the Security Trustee under or in respect of this document shall not be against the Security Trustee personally but against the Security Trustee solely in its capacity as trustee under the Security Trust Deed. Accordingly, the Security Trustee may not be called on or be liable to satisfy any such rights out of any of its personal assets (other than any right of indemnity in its capacity as trustee under the Security Trust Deed), and recourse (if any) against the Security Trustee shall be limited to the assets held by it in its capacity as trustee under the Security Trust Deed.

2.       CONSENT AND ACKNOWLEDGEMENT

2.1      BY THE GOVERNMENT PARTIES

         (a) The Government Parties consent to the grant of the Security, and acknowledge that:

                  (i) the grant of the Security is not, and the exercise by an Enforcing Party of Rights under the Security will not be, or be treated as, a Default under the Project Documents or entitle the Government Parties to exercise any Right (including termination) under the Project Documents or otherwise as a result of the occurrence of a Default (including, without limitation, by virtue of clause 13.2 of the Leases); and

                  (ii) the Rights of the Minister on the occurrence of a Default under clause 23 of the Leases and the rights of the Government Parties under equivalent provisions in the other Project Documents are in all respects subordinate to the Rights of the Security Trustee under this document and the Security.

         (b) The Government Parties agree with the Security Trustee that an Enforcing Party may at any time (subject to the terms of any agreement or document between the Security Trustee and, among others, the Purchasing Parties) exercise all or any of the Rights (including any Right to cure or take any remedial or other action in relation to any Default), and perform all or any of the obligations, of the Purchasing Parties under the Project Documents as if it were bound by those Project Documents in lieu of, and to the exclusion, of the Purchasing Parties.

         (c) The Government Parties acknowledge that the Purchasing Parties cannot amend, terminate, release or surrender any of their Rights under the Project Documents without the prior written consent of the Security Trustee and agree not to consent to any such amendment or accept any such termination, release or surrender without the prior written consent of the Security Trustee. Any amendment, termination, release or surrender of the Purchasing Parties' Rights under the Project Documents without the prior written consent of the Security Trustee is of no effect.

         (d) The Government Parties acknowledge that the exercise of their Rights under the Project Documents are restricted as provided in clause 3.

         (e)      The Government Parties agree to:

                  (i) observe and perform their obligations under the Project Documents;

                  (ii) use all reasonable endeavours as legal owner to remove any prescriptive easements or rights of adverse possession which may during the term of the Leases arise over the Corridor Land or the Leased Railway Infrastructure and which unreasonably interfere with the use thereof by the Network Lessee for a Permitted Use; and

                  (iii) provide to the Security Trustee at the same time as the Purchasing Parties all material notices given by it to the Purchasing Parties under or in relation to the Project Documents.

2.2      BY THE PURCHASER, THE GUARANTOR AND THE NETWORK LESSEE

         Each of the Purchaser, the Guarantor and the Network Lessee acknowledges that:

         (a) it is bound by and must do everything within its power to ensure that the Government Parties and the Security Trustee may exercise their Rights under this document;

         (b) this document is intended only to benefit the Security Trustee and the Government Parties and that it may not take any action to cause this document to be implemented nor object if it is not implemented; and

         (c) as between the Purchaser, the Guarantor, the Network Lessee and the Government Parties, nothing in this document amends the Project Documents.

2.3      BY THE SECURITY TRUSTEE

         The Security Trustee agrees that nothing in this document authorises the Security Trustee to do:

         (a) anything under the Security in relation to the Project Documents, the Corridor Land and the Leased Railway Infrastructure which the Purchasing Parties may not do under the Project Documents; or

         (b) any act or thing without the Government Parties' consent where under the Project Documents the Purchasing Parties require the Government Parties' consent,

            and acknowledges (without prejudice to the Rights conferred on it by this document) that nothing in the Security confers on the Security Trustee Rights in relation to the Corridor Land and the Leased Railway Infrastructure greater than the Rights of the Network Lessee under the Leases.

2.4      BY THE TREASURER

         The Treasurer acknowledges and endorses the obligations assumed by the Government Parties under this document and agrees to cause the Government Parties to perform those obligations.

3.       DEFAULT

3.1      NOTIFICATIONS

         (a) The Government Parties shall, and the Purchasing Parties agree that the Government Parties may:

                  (i) notify the Security Trustee of any Default or Force Majeure promptly after the Government Parties become aware of it; and

                  (ii) give the Security Trustee copies of all documents relating to any Default or Force Majeure issued by the Government Parties to the Purchasing Parties under the Project Documents at the same time as those documents are given to the Purchasing Parties.

         (b) The Security Trustee shall notify the Minister if the Security becomes enforceable promptly after the Security Trustee becomes aware of it.

3.2      ENFORCING PARTY'S CURE RIGHTS

         (a) On becoming aware of any Default an Enforcing Party may (but is not obliged to) take steps to remedy the Default or rectify the consequences of the Default. The Government Parties shall recognise any such action as the action of the Network Lessee or the Purchaser (as the case may be) irrespective of whether or not the Security Trustee has enforced the Security.

                                                                              5.

         (b) To the extent reasonably requested by an Enforcing Party for the purpose of exercising its Rights under this document (and whether or not the Security Trustee has enforced the Security), the Government Parties shall promptly:

                  (i) provide the Enforcing Party with any information which the Government Parties has identifying the Default and indicate what steps (if any) it considers could be taken to remedy the Default; and

                  (ii) to the extent it is able to do so, facilitate the Enforcing Party's access to the Corridor Land and the Leased Railway Infrastructure to the extent permitted by law and at the Enforcing Party's risk.

         (c) The Network Lessee and the Purchaser agree to the Enforcing Party being given information and access under clause 3.2(b).

3.3      EXERCISE OF RIGHTS BY THE GOVERNMENT PARTIES

         Despite anything in the Project Documents or any other document, and whether or not the Security Trustee has taken any action to enforce the Security, the Government Parties may only exercise any Rights which, but for this sub-clause, it would be entitled to exercise under the Project Documents as a result of a Default if:

         (a)      that Default is subsisting under the Project Documents;

         (b) the Government Parties have given notice to the Security Trustee setting out details of that Default giving rise to that exercise and identifying it as either a Material Event of Default, an Event of Default or another Default; and

         (c)      any of the following applies:

                  (i)      if that Default is:

                           (A) a Material Event of Default which is capable of remedy (including by way of remedy in any manner referred to in clause 1.3(b)), that Material Event of Default has not been remedied within the Applicable Cure Period (or any longer period agreed by the Government Parties, that agreement not to be unreasonably withheld so long as the Government Parties are of the reasonable opinion that the remedy of that Material Event of Default is being diligently pursued by an Enforcing Party); or

                           (B) any other event constituting a Default which is capable of remedy (including by way of remedy in any manner referred to in clause 1.3(b)), that Default has not been remedied within:

                                    (I)      120 Business Days in the case of a
                                             Default under either of the Leases
                                             or under the Sale Agreement; or

                                    (II)     21 days in the case of a Default
                                             under any of the Ancillary
                                             Agreements,

                                                                              6.

                           (or, in any such case, any longer period agreed by the Government Parties, that agreement not to be unreasonably withheld so long as the Government Parties are of the reasonable opinion that the remedy of that Default is being diligently pursued by an Enforcing Party) of the date on which the notice referred to in clause 3.3(b) is given; or

                  (ii) if that Default is not a Default which is capable of remedy (including by way of remedy in any manner referred to in clause 1.3(b)), an Enforcing Party does not enter into possession of the Purchasing Parties' Rights under the Project Documents and commence and continue to perform its obligations under the Project Documents within:

                           (A) if the Default is a Material Event of Default, the Applicable Cure Period; or

                           (B) in the case of any Default other than a Material Event of Default:

                                    (I)      120 Business Days in the case of a
                                             Default under either of the leases
                                             or under the Sale Agreement; or

                                    (II)     21 days in the case of a Default
                                             under any of the Ancillary
                                             Agreements,

                                    of the date on which the notice referred to in clause 3.3(b) is given; or

                  (iii) the Security Trustee has notified the Government Parties that it elects not to take any steps to remedy (including by way of remedy in any manner referred to in clause 1.3(b)) that Default, and may not give such a notice or exercise such a Right during an Applicable Cure Period (or so long as any other enforcement action subsists).

         (d) For the avoidance of doubt, if an act, omission, event or circumstance is or is capable of becoming a Material Event of Default under a Lease ("First Lease") and as a result the First Lease is terminated, thereby causing a Default under the other Lease ("Other Lease"), no Applicable Cure Period shall apply in respect of that Default under the Other Lease and the Government Parties may immediately give such notice or exercise such Right in respect of such Default under the Other Lease as they may in their discretion determine.

3.4      CURE PROCEDURE

         (a) During the Applicable Cure Period (or, in the case of the enforcement of a Security Interest or the occurrence of an Insolvency Event, within 10 Business Days) the Government Parties shall afford the Security Trustee the opportunity to produce a detailed proposal ("Proposal") for remedying the Default.

         (b) If the Proposal is reasonably acceptable to the Government Parties then, so long as:

                                                                              7.

                  (i) the Security Trustee implements the Proposal with reasonable diligence; and

                  (ii) the Security Trustee complies with its obligations under this document,

                  the Government Parties must not terminate the Project Documents based on the Default.

3.5      ENFORCEMENT OF A SECURITY

         (a) If, at any time during the Term of the Project Documents, an Enforcing Party enters into possession of the Corridor Land or the Leased Railway Infrastructure or any other property of any of the Purchasing Parties or if there is any exercise of power of sale by the Enforcing Party of the Freight Business then the Enforcing Party shall:

                  (i) within 10 Business Days, provide the Government Parties with a reasonable plan for achieving full compliance with the Purchasing Parties' obligations under the Project Documents to be assumed by the Enforcing Party or another person reasonably acceptable to the Government Parties within 6 months from the entry into possession, foreclosure or extinguishment; and

                  (ii) diligently pursue, and keep the Government Parties informed as to, the implementation of the plan using reasonable endeavours to achieve full compliance with the Purchasing Parties' obligations under the Project Documents in accordance with the timetable in the plan.

         (b) The Government Parties agree with the Security Trustee that they will not withhold their consent to an assignment of the Project Documents on enforcement of the Security by the Security Trustee provided that, in the case of the Leases:

                  (i) in the Minister's reasonable opinion, such an assignment would be consistent with the State's objectives referred to in Recital E to the Leases;

                  (ii) the assignee is a person who has demonstrated by the supply to the Minister of evidence acceptable to the Minister (acting reasonably) that it is experienced in and of good reputation in relation to maintaining and operating a rail freight network as permitted by the Project Documents, and is financially able to operate and maintain that network and is or will be at the date of assignment accredited as an owner and operator under the Rail Safety Act and that it will comply with Section 12(3) of the Act; and

                  (iii) clauses 28(b) and (c) of the Leases are complied with (whether by the Network Lessee or the Enforcing Party).

         (c) In relation to any assignment under clause 3.5(b) the Minister agrees to do all such further acts and things as the Security Trustee reasonably requires (including entering into documents and making orders under the Act) to effect the transfer of all rights and obligations in relation to the Freight Business to the assignee (including those arising under the Project Documents), which were originally

                                                                              8.

                  effected in relation to the sale of the Freight Business to the Purchaser, to the assignee.

3.6      EFFECT OF ASSIGNMENT

         (a) Upon any assignment contemplated by clause 3.5(b) taking effect:

                  (i) subject to clause 3.6(b), any subsisting Default (and any Right of the Government Parties to terminate the Project Documents as a result of such Default) shall be automatically waived;

                  (ii) all liabilities of the Enforcing Party in connection with this document and the Project Documents will cease; and

                  (iii) the Government Parties and the Treasurer will, at the cost of the Purchasing Parties, execute any documents reasonably required by the Enforcing Party for the purpose of giving effect to the above.

         (b) The waiver referred to in clause 3.6(a)(i), for the avoidance of doubt, does not affect the obligations of the assignee to comply with the terms of the Project Documents or the Rights of the Government Parties in respect of any Default occurring after the assignment.

3.7      INTERRUPTION OF SERVICES

         Nothing in clause 3 restricts the Government Parties from exercising at any time (whether or not within the Applicable Cure Period) any Right to remedy or to mitigate the effects of any Default if the Government Parties reasonably consider that such remedy or mitigation is necessary or desirable in the interests of procuring that there is no interruption to the continued availability of rail freight services within the State.

4.       MINISTER'S REPRESENTATIONS AND WARRANTIES

         The Minister represents and warrants to the Security Trustee that as of the date of this document and as at the Commencement Date:

         (a) the Minister has legal capacity under the Act to enter into this document on behalf of the State of Western Australia;

         (b) the Commission has legal capacity under the Act to enter into this document on its behalf and as agent of the State of Western Australia;

         (c) the State of Western Australia has good title to the Corridor Land and Leased Railway Infrastructure to enable the Minister to grant the rights and power to the Network Lessee under the Lease;

         (d) except for the Existing Third Party Interests, the Corridor Land is not subject to any Encumbrance which would unreasonably interfere with the use by the Network Lessee of the Corridor Land or Leased Railway Infrastructure for a Permitted Use;

                                                                             9.

         (e) except for the Non-Corridor Leased Railway Infrastructure, the Leased Railway Infrastructure is situated on Corridor Land; and

         (f) the Corridor Land is that land described in the Corridor Land Designation Order and in the Maps to the level of accuracy approved on the Maps.

5.       NOTIFICATION BY SECURITY TRUSTEE

THE SECURITY TRUSTEE SHALL:

         (a) provide to the Minister copies of any notice issued by it to the Purchasing Parties demanding payment before their due date of the moneys secured by the Security at approximately the same time as or promptly after the notice is given to the Purchasing Parties.

         (b) promptly advise the Minister of any action taken to enforce the Security.

         (c)      advise the Minister of the discharge of the Security.

6.       NOTICES

6.1      HOW TO GIVE A NOTICE

         A notice, consent or other communication under this document is only effective if it is:

         (a)      in writing, signed by or on behalf of the person giving it;

         (b)      addressed to the person to whom it is to be given; and

         (c)      either:

                  (i) delivered or sent by pre-paid mail (by airmail, if the addressee is overseas) to that person's address; or

                  (ii) sent by fax to that person's fax number and the machine from which it is sent produces a report that states that it was sent in full.

6.2      WHEN A NOTICE IS GIVEN

         A notice, consent or other communication that complies with this clause is regarded as given and received:

         (a)      if it is delivered or sent by fax:

                  (i) by 5.00 pm (local time in the place of receipt) on a Business Day - on that day; or

                  (ii) after 5.00 pm (local time in the place of receipt) on a Business Day, or on a day that is not a Business Day - on the next Business Day; and

         (b) if it is sent by mail within Australia - 3 Business Days after posting.

                                                                             10.

6.3      ADDRESS FOR NOTICES

         A person's address and fax number are those set out below, or as the person notifies the sender:

                                                                             11.

               GOVERNMENT PARTIES

               Address:               C/- Westrail
                                      Westrail Centre
                                      West Parade
                                      East Perth WA 6004
               Fax number:            (618) 9326 2598
               Attention:             The Commissioner

               PURCHASING PARTIES
               Address:               C/- Freehills
                                      London Court
                                      London Circuit
                                      Canberra ACT 2601
               Fax number:            (02) 6240 6222
               Attention:             Andrew Miles

               SECURITY TRUSTEE
               Address:               C/- Julie Piper (Westrail)
                                      Level 17
                                      530 Collins Street
                                      Melbourne VIC 3000
               Fax number:            (03) 9273 2111
               Attention:             Julie Piper

7.       AMENDMENT AND ASSIGNMENT

7.1      AMENDMENT

         This document can only be amended, supplemented, replaced or novated by another document signed by the parties.

7.2      ASSIGNMENT BY SECURITY TRUSTEE

         (a) The Security Trustee may not transfer its rights and obligations under this document to a transferee unless that transferee executes a deed agreeing to be bound by this document in form and substance satisfactory to the Government Parties. The Government Parties, the Treasurer and the Purchasing Parties will also execute that document if necessary for the purposes of giving effect to the transfer.

         (b) The Government Parties acknowledge that any change to the composition or entitlements of persons sharing in the Security through the Security Trustee will not require the execution of a deed under clause 7.2(a).

7.3      ASSIGNMENT BY GOVERNMENT PARTIES

         The Government Parties may not

                                                                             12.

         (a) assign its rights or transfer its obligations under this document; or

         (b) dispose of any part of the Corridor Land or the Leased Railway Infrastructure or create any interest therein.

         in favour of any other person unless that person executes a deed in form and substance satisfactory to the Security Trustee agreeing to be bound by this document and by the Project Documents. The Security Trustee and the Purchasing Parties will also execute that deed if necessary for the purposes of giving effect thereto.

8.       DISCHARGE/RELEASE OF SECURITY

         (a) Subject to paragraph (b), this document shall terminate upon the discharge or payment of all moneys owed actually and/or contingently to the Security Trustee and the beneficiaries for the time being of the Australian Railroad Group Security Trust provided that if, following such discharge or payment, such discharge or payment is avoided (under any law relating to insolvency or otherwise) then the provisions of this document shall continue to apply to regulate the respective rights and obligations of the Government Parties and the Security Trustee.

         (b) The obligations of the State Parties under this document will automatically cease if the only beneficiaries for the time being of the Australian Railroad Group Security Trust are persons who are not a bona fide and reputable financial institution at arm's length from the ARG Parties and their respective related entities (as defined in section 9 of the Corporations Law).

9.       TREASURER'S GUARANTEE AND INDEMNITY

         (a) The Treasurer exercising power under section 20 of the Act, unconditionally and irrevocably guarantees to the Security Trustee, the due and punctual performance by the Minister and the Commission of their obligations under this document including the obligation to pay any amount.

         (b) As a separate undertaking the Treasurer indemnifies the Security Trustee against all loss or liability arising from and any costs, charges and expenses incurred in connection with a breach by the Minister or the Commission of this document including the obligation to pay any amount.

         (c) The Treasurer's liability under this guarantee and indemnity is not affected by anything which might release or exonerate or otherwise affect him at law or in equity, including one or more of the following:

                  (i) the Security Trustee granting time or other indulgence to, compromising with or partially releasing in any way the Commission, the Minister or the Treasurer;

                  (ii) laches, acquiescence, delay, acts or omissions on the part of the Security Trustee;

                  (iii) any variation or novation of a right of the Security Trustee;

                                                                             13.

                  (iv) any alteration of this document or any agreement entered into in the performance of this document, with or without the consent of the Treasurer; and

                  (v) the invalidity or unenforceability of an obligation or liability of a person other than the Treasurer,

         (d) This guarantee and indemnity is a continuing guarantee and indemnity and is not discharged by any one payment. This guarantee and indemnity does not merge on Completion.

         (e) The Treasurer waives any right he may have of first requiring the Security Trustee to commence proceedings or enforce its rights against the Commission, the Minister or the Treasurer before claiming under this guarantee and indemnity.

10.      GENERAL

10.1     GOVERNING LAW

         (a)      This document is governed by the law in force in Western
                  Australia.

         (b) Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in Western Australia, and any court that may hear appeals from any of those courts, for any proceedings in connection with this document, and waives any right it might have to claim that those courts are an inconvenient forum.

10.2     STAMP DUTY

         The Purchasing Parties shall bear any stamp duty (including fines and penalties) chargeable on this document. The Purchasing Parties shall indemnify each other party on demand against any liability for that stamp duty.

10.3     GIVING EFFECT TO THIS DOCUMENT

         Each party must do anything (including execute any document), and must ensure that its employees and agents do anything (including execute any document), that any other party may reasonably require to give full effect to this document.

10.4     NO WAIVER

         No waiver or consent, whether express or implied, to any breach of this document by any party is to be construed as a consent or waiver to any other breach.

10.5     OPERATION OF THIS DOCUMENT

         (a) This document contains the entire agreement between the parties about its subject matter. Any previous understanding, agreement, representation or warranty relating to that subject matter is replaced by this document and has no further effect.

                                                                             14.

         (b) Any right that a person may have under this document is in addition to, and does not replace or limit, loss any other right that the person may have.

         (c) Any provision of this document which is unenforceable or partly unenforceable is, where possible, to be severed to the extent necessary to make this document enforceable, unless this would materially change the intended effect of this document.

10.6     COUNTERPARTS

         This document may be executed in counterparts.

10.7     ATTORNEYS

         Each person who executes this document on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

                                                                             15.

________________________________________________________________________________

EXECUTED as a deed.

SIGNED, SEALED and DELIVERED by
THE HONOURABLE MURRAY
CRIDDLE MLC in the presence of:                  _______________________________
                                                 Signature of party

_____________________________
Signature of witness

_____________________________
Name

THE COMMON SEAL of THE         )
WESTERN AUSTRALIAN
GOVERNMENT RAILWAYS            )
COMMISSION
                               )
was hereunto affixed in the
presence of:                   )

                               )       ................................

                               )       Commissioner

                                       ................................
                                       Secretary

SIGNED, SEALED and DELIVERED by
THE HONOURABLE RICHARD
FAIRFAX COURT in the presence of:                _______________________________
                                                 Signature of party

_____________________________
Signature of witness

_____________________________
Name

                                                                             16.

________________________________________________________________________________

SIGNED, SEALED and DELIVERED for
WESTNET STANDARDGAUGE PTY
LTD under power of attorney in
the presence of:                                 _______________________________
                                                 Signature of attorney

_____________________________                    _______________________________
Signature of witness                             Name

_____________________________                    _______________________________
Name                                             Date of power of attorney

SIGNED, SEALED and DELIVERED for
WESTNET NARROWGAUGE PTY LTD
under power of attorney in the presence of:      _______________________________
                                                 Signature of attorney

_____________________________                    _______________________________
Signature of witness                             Name

_____________________________                    _______________________________
Name                                             Date of power of attorney

SIGNED, SEALED and DELIVERED for
AUSTRALIA WESTERN RAILROAD PTY LTD
under power of attorney in the presence of:      _______________________________
                                                 Signature of attorney

_____________________________                    _______________________________
Signature of witness                             Name

_____________________________                    _______________________________
Name                                             Date of power of attorney

                                                                             17.

________________________________________________________________________________

SIGNED, SEALED and DELIVERED for
AUSTRALIAN RAILROAD GROUP PTY
LTD under power of attorney in the
presence of:                                     _______________________________
                                                 Signature of attorney

_____________________________                    _______________________________
Signature of witness                             Name

_____________________________                    _______________________________
Name                                             Date of power of attorney

SIGNED, SEALED and DELIVERED for
ANZ CAPEL COURT LIMITED under
power of attorney in the presence of:            _______________________________
                                                 Signature of attorney

_____________________________                    _______________________________
Signature of witness                             Name

_____________________________                    _______________________________
Name                                             Date of power of attorney

                                                                             18.

                                   SCHEDULE 1

                                    SECURITY

The Fixed and Floating Charge and Equitable Mortgage of Shares dated on or about the date of this document and made between the Purchasing Parties and others and the Security Trustee

                                                                             19.

                                   SCHEDULE 2

                               PROJECT DOCUMENTS

1.       The Leases

2.       The Sale Agreement

3.       The Ancillary Agreements

                                                                             20.